UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Peter Goslin, John C. Bailer, CFA, Brian C. Ferguson, Keith Howell, John R. Porter III and Karen Behr, primary portfolio managers of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Large Cap Equity Fund’s (the “fund”) Class A shares produced a total return of 16.58%, Class C shares returned 15.68%, Class I shares returned 16.89% and Class Y shares returned 16.85%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 26.27% for the same period.2

U.S. stocks rose during the reporting period due to easing inflation and anticipation of the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund lagged the Index largely due to stock selection in the communication services and materials sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The weighted-average market capitalization of the fund’s portfolio securities is expected to be at least $5 billion under normal market conditions. The fund invests in growth-oriented stocks and value-oriented stocks. The fund invests primarily in equity securities of U.S. issuers, but may invest in equity securities of foreign issuers, including those in emerging market countries. The fund invests principally in common stocks.

The fund is designed to provide investment exposure to the Equity Income Strategy and the Growth Strategy employed by Newton Investment Management North America, LLC, the fund’s sub-adviser. The fund’s portfolio manager responsible for portfolio construction uses a collaborative process, engaging with the portfolio managers responsible for the Equity Income Strategy and the Growth Strategy to select the best opportunities from the companies identified and recommended from the strategies. Although there is no target or limitation on the amount of fund assets to be allocated to stocks of companies included in either investment strategy, the fund typically invests in stocks selected from both the Equity Income Strategy and the Growth Strategy.

Equities Post Solid Gains, Aided by Late Rally

Investor sentiment started out strong at the beginning of the period in anticipation of a strong recovery in China and interest-rate cuts by the Fed, but continued monetary tightening weighed somewhat on stocks for much of the period. Nevertheless, easing inflation, a slower pace of interest-rate increases and the U.S. government’s quick response to the regional banking crisis in March helped keep markets afloat.

The market was also supported early on by the launch of ChatGPT by Open AI and later by relatively strong economic growth. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent 7,” including Apple, Inc., Amazon.com, Inc., Microsoft Corp., Alphabet, Inc., NVIDIA Corp., Meta Platforms, Inc. and Tesla, Inc.

The banking crisis that emerged among U.S. regional banks in March 2023 resulted in some short-lived volatility, but a quick governmental response helped calm the situation, and markets generally recovered quickly.

With the banking crisis addressed, the Fed’s actions remained the dominant theme as it continued its tightening policies aimed at curbing inflation. The Fed’s rate hikes hindered markets at times, but as the period progressed, it reduced the size and pace of its rate increases. This buoyed the market somewhat.

The possibility of a “soft landing” also provided some support as economic growth and employment remained stronger than expected. Despite declining steadily for months, inflation ticked up late in the period, and the Fed indicated that rates could remain “higher for longer.” This hindered markets until late in the year, when they rebounded strongly, buoyed by strong corporate earnings, growing confidence that the rate hikes were over, and that rate cuts could be on the horizon.

Communication Services and Materials Hindered Performance

The fund’s stock selections in the communication services sectors and materials sectors detracted from performance. In the communication services sector, the fund’s lack of exposure to Meta Platforms (“Meta”), parent of Facebook, hampered relative returns. The fund did not own this stock because it does not pay a dividend and because, with challenges in growing its user base, it did not appear to be a growth stock. In the materials sector, the fund’s position in Alcoa was the leading detractor. The position was a play on the growth of electric vehicles, which make heavy use of aluminum, but the company was hindered by a supply/demand imbalance that resulted when China increased its aluminum production, which depressed prices. In addition, demand for aluminum was hampered by softening demand for electric vehicles.

On the other hand, stock selections aided returns. In the industrials sector, shares of Uber Technologies, Inc. drove performance as the company benefited from the continued recovery of travel in the wake of the COVID-19 pandemic. Auxiliary services, including Uber Eats, and exposure to international markets also helped performance. Other blue-chip manufacturers, including Ingersoll Rand, Inc., a maker of machinery and tools, and Trane Technologies PLC, a heating and air conditioning company, added to relative results as well. Both companies benefited from continued spending on infrastructure. While sector allocation decisions were generally a detractor, the fund did benefit from an underweight in the consumer staples sector, which underperformed the Index. In the utilities sector, a position in Constellation Energy Corp., the leading nuclear power generator, was advantageous. The company benefited from growing support for nuclear power and from federal subsidies.

An Uncertain Outlook

From a value- or income-stock perspective, we remain cautious about the market due largely to continued economic uncertainty. We are focused on stock picking, and we are focused on

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

quality companies with strong balance sheets and management teams. But we are also giving some attention to companies that tend to benefit from early cycle expansion, including banks. We expect inflation to return to normal levels, and we continue to expect a regime change in monetary policy, with short-term rates likely to come down, giving rise to a steepening of the yield curve. We are overweight the financials sector, especially in banking and insurance.

From a growth-stock perspective, we are also cautious about the macroeconomy, but we continue to take a bottoms-up approach, looking for companies that will be able to innovate regardless of the macroeconomic environment. We are especially positive about the exciting developments occurring in artificial intelligence, which could soon begin to make an impact in certain sectors, including health care. We are overweight in the health care sector because it appears to be on the cusp of technology that will bring many new innovations. A combination of an understanding of the genetics underpinning certain diseases and the capacity to process that data will prove increasingly important. In the consumer staples and consumer discretionary sectors, we are being selective, and we are underweight.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Large Cap Equity Fund on 12/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	9.87%	11.25%	9.56%
without sales charge	8/10/92	16.58%	12.57%	10.21%
Class C shares
with applicable redemption charge †	9/13/08	14.83%	11.69%	9.35%
without redemption	9/13/08	15.68%	11.69%	9.35%
Class I shares	8/10/92	16.89%	12.90%	10.54%
Class Y shares	10/01/15	16.85%	12.92%	10.57%††
S&P 500® Index		26.27%	15.68%	12.02%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.18	$9.05	$3.89	$3.89
Ending value (after expenses)	$1,054.90	$1,050.80	$1,056.50	$1,056.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.09	$8.89	$3.82	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,021.42	$1,021.42
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Shares		Value ($)
Common Stocks - 97.9%
Banks - 4.0%
Bank of America Corp.	112,680		3,793,936
JPMorgan Chase & Co.	57,069		9,707,437
			13,501,373
Capital Goods - 6.1%
Eaton Corp. PLC	32,623		7,856,271
Ingersoll Rand, Inc.	44,902		3,472,721
Northrop Grumman Corp.	10,014		4,687,954
Trane Technologies PLC	18,111		4,417,273
			20,434,219
Commercial & Professional Services - .7%
Veralto Corp.	27,676		2,276,628
Consumer Discretionary Distribution & Retail - 5.7%
Amazon.com, Inc.	103,989	[a]	15,800,089
Chewy, Inc., Cl. A	130,705	[a,b]	3,088,559
			18,888,648
Consumer Services - 2.1%
International Game Technology PLC	107,760		2,953,702
Las Vegas Sands Corp.	81,780		4,024,394
			6,978,096
Energy - 6.5%
EQT Corp.	12,816		495,466
Exxon Mobil Corp.	87,095		8,707,758
Occidental Petroleum Corp.	73,780		4,405,404
Schlumberger NV	108,577		5,650,347
Shell PLC, ADR	39,331		2,587,980
			21,846,955
Financial Services - 9.3%
Ares Management Corp., Cl. A	22,015		2,618,024
Berkshire Hathaway, Inc., Cl. B	27,605	[a]	9,845,599
Block, Inc.	56,850	[a]	4,397,347
CME Group, Inc.	26,813		5,646,818
Morgan Stanley	36,695		3,421,809
The Goldman Sachs Group, Inc.	6,623		2,554,955
Voya Financial, Inc.	34,091		2,487,279
			30,971,831
Food, Beverage & Tobacco - .7%
The Coca-Cola Company	41,793		2,462,861
Health Care Equipment & Services - 7.1%
Align Technology, Inc.	16,063	[a]	4,401,262
Becton, Dickinson and Co.	25,200		6,144,516
Boston Scientific Corp.	51,909	[a]	3,000,859

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Health Care Equipment & Services - 7.1% (continued)
Medtronic PLC	50,910		4,193,966
UnitedHealth Group, Inc.	11,073		5,829,602
			23,570,205
Insurance - 4.4%
American International Group, Inc.	73,775		4,998,256
Assurant, Inc.	13,004		2,191,044
RenaissanceRe Holdings Ltd.	13,963		2,736,748
The Allstate Corp.	34,255		4,795,015
			14,721,063
Materials - 4.2%
CRH PLC	59,623		4,123,527
Freeport-McMoRan, Inc.	101,811		4,334,094
Martin Marietta Materials, Inc.	4,289		2,139,825
Newmont Corp.	82,222		3,403,168
			14,000,614
Media & Entertainment - 7.6%
Alphabet, Inc., Cl. A	145,380	[a]	20,308,132
The Interpublic Group of Companies, Inc.	90,050		2,939,232
The Walt Disney Company	25,169		2,272,509
			25,519,873
Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
AbbVie, Inc.	38,937		6,034,067
Danaher Corp.	27,573		6,378,738
Eli Lilly & Co.	17,549		10,229,663
Illumina, Inc.	18,740	[a]	2,609,358
Repligen Corp.	13,400	[a]	2,409,320
Sanofi SA, ADR	34,630		1,722,150
Sarepta Therapeutics, Inc.	38,099	[a]	3,673,886
			33,057,182
Real Estate Management & Development - 1.1%
CoStar Group, Inc.	43,028	[a]	3,760,217
Semiconductors & Semiconductor Equipment - 5.0%
Applied Materials, Inc.	22,123		3,585,475
NVIDIA Corp.	26,400		13,073,808
			16,659,283
Software & Services - 12.5%
HubSpot, Inc.	8,413	[a]	4,884,083
Microsoft Corp.	73,913		27,794,244
Roper Technologies, Inc.	6,205		3,382,780
Shopify, Inc., Cl. A	71,510	[a]	5,570,629
			41,631,736
Technology Hardware & Equipment - 7.1%
Apple, Inc.	106,816		20,565,284

Description		Shares		Value ($)
Common Stocks - 97.9% (continued)
Technology Hardware & Equipment - 7.1% (continued)
Cisco Systems, Inc.		62,296		3,147,194
				23,712,478
Telecommunication Services - .9%
AT&T, Inc.		171,668		2,880,589
Transportation - 1.3%
Uber Technologies, Inc.		69,140	[a]	4,256,950
Utilities - 1.7%
Constellation Energy Corp.		23,340		2,728,213
Dominion Energy, Inc.		60,413		2,839,411
				5,567,624
Total Common Stocks (cost $239,317,901)				326,698,425
	1-Day Yield (%)
Investment Companies - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,887,879)	5.43	9,887,879	[c]	9,887,879
Total Investments (cost $249,205,780)		100.9%		336,586,304
Liabilities, Less Cash and Receivables		(.9%)		(2,899,807)
Net Assets		100.0%		333,686,497

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $3,018,354 and the value of the collateral was $3,207,832, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.6
Financials	17.7
Health Care	17.0
Communication Services	8.5
Industrials	8.1
Consumer Discretionary	7.8
Energy	6.5
Materials	4.2
Investment Companies	3.0
Utilities	1.7
Real Estate	1.1
Consumer Staples	.7
100.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.0%	166,110	168,404,686	(158,682,917)	9,887,879	110,828
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	7,350,506	(7,350,506)	-	977	†††

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%†† (continued)
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	5,246,434	6,162,838	(11,409,272)	-	2,004	†††
Total - 3.0%	5,412,544	181,918,030	(177,442,695)	9,887,879	113,809

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,018,354)—Note 1(c):
Unaffiliated issuers	239,317,901	326,698,425
Affiliated issuers	9,887,879	9,887,879
Dividends and securities lending income receivable		388,942
Receivable for shares of Common Stock subscribed		124,526
Prepaid expenses		50,601
		337,150,373
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		234,123
Payable for shares of Common Stock redeemed		3,148,516
Interest payable—Note 2		3,358
Directors’ fees and expenses payable		2,000
Other accrued expenses		75,879
		3,463,876
Net Assets ($)		333,686,497
Composition of Net Assets ($):
Paid-in capital		212,289,179
Total distributable earnings (loss)		121,397,318
Net Assets ($)		333,686,497

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	15,517,309	396,807	68,135,868	249,636,513
Shares Outstanding	1,009,689	26,015	3,934,538	14,472,903
Net Asset Value Per Share ($)	15.37	15.25	17.32	17.25

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $36,138 foreign taxes withheld at source):
Unaffiliated issuers	7,604,939
Affiliated issuers	110,828
Income from securities lending—Note 1(c)	2,981
Total Income	7,718,748
Expenses:
Management fee—Note 3(a)	3,310,213
Professional fees	106,866
Shareholder servicing costs—Note 3(c)	83,046
Registration fees	63,047
Directors’ fees and expenses—Note 3(d)	38,173
Chief Compliance Officer fees—Note 3(c)	23,509
Prospectus and shareholders’ reports	23,403
Interest expense—Note 2	22,423
Custodian fees—Note 3(c)	22,140
Loan commitment fees—Note 2	9,138
Distribution fees—Note 3(b)	2,929
Miscellaneous	26,388
Total Expenses	3,731,275
Less—reduction in expenses due to undertaking—Note 3(a)	(111,298)
Less—reduction in fees due to earnings credits—Note 3(c)	(17,284)
Net Expenses	3,602,693
Net Investment Income	4,116,055
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	135,214,306
Net change in unrealized appreciation (depreciation) on investments	(67,884,796)
Net Realized and Unrealized Gain (Loss) on Investments	67,329,510
Net Increase in Net Assets Resulting from Operations	71,445,565

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	4,116,055	6,516,471
Net realized gain (loss) on investments	135,214,306	67,872,417
Net change in unrealized appreciation (depreciation) on investments	(67,884,796)	(284,958,208)
Net Increase (Decrease) in Net Assets Resulting from Operations	71,445,565	(210,569,320)
Distributions ($):
Distributions to shareholders:
Class A	(5,260,570)	(2,712,484)
Class C	(113,108)	(80,985)
Class I	(19,008,556)	(10,380,369)
Class Y	(87,051,025)	(73,716,639)
Total Distributions	(111,433,259)	(86,890,477)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,855,179	2,247,415
Class C	67,211	34,275
Class I	6,604,362	16,660,884
Class Y	9,563,268	65,197,561
Distributions reinvested:
Class A	4,872,590	2,448,008
Class C	113,108	80,985
Class I	17,609,279	9,654,967
Class Y	41,646,284	33,750,882
Cost of shares redeemed:
Class A	(10,408,807)	(7,130,896)
Class C	(95,681)	(652,748)
Class I	(22,156,522)	(23,125,769)
Class Y	(228,634,888)	(175,587,797)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(173,964,617)	(76,422,233)
Total Increase (Decrease) in Net Assets	(213,952,311)	(373,882,030)
Net Assets ($):
Beginning of Period	547,638,808	921,520,838
End of Period	333,686,497	547,638,808

	Year Ended December 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	395,118	107,621
Shares issued for distributions reinvested	311,903	117,111
Shares redeemed	(635,325)	(339,278)
Net Increase (Decrease) in Shares Outstanding	71,696	(114,546)
Class Ca
Shares sold	3,657	1,613
Shares issued for distributions reinvested	7,301	3,714
Shares redeemed	(5,628)	(30,646)
Net Increase (Decrease) in Shares Outstanding	5,330	(25,319)
Class Ib
Shares sold	333,479	699,688
Shares issued for distributions reinvested	1,003,254	428,735
Shares redeemed	(1,144,367)	(1,007,698)
Net Increase (Decrease) in Shares Outstanding	192,366	120,725
Class Yb
Shares sold	481,438	2,686,752
Shares issued for distributions reinvested	2,368,521	1,468,112
Shares redeemed	(11,603,337)	(7,924,162)
Net Increase (Decrease) in Shares Outstanding	(8,753,378)	(3,769,298)

[a]

During the period ended December 31, 2023, 419 Class C shares representing $7,596 were automatically converted to 416 Class A shares and during the period ended December 31, 2022, 6,000 Class C shares representing $128,106 were automatically converted to 5,961 Class A shares.

[b]

During the period ended December 31, 2023, 291,038 Class Y shares representing $5,788,643 were exchanged for 290,119 Class I shares. During the period ended December 31, 2022, 661 Class I shares representing $13,175 were exchanged for 721 Class A shares and 584,845 Class Y shares representing $13,626,748 were exchanged for 583,409 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.02	26.96	24.31	20.60	16.72
Investment Operations:
Net investment income[a]	.11	.14	.06	.10	.12
Net realized and unrealized gain (loss) on investments	2.66	(6.25)	6.43	4.51	4.73
Total from Investment Operations	2.77	(6.11)	6.49	4.61	4.85
Distributions:
Dividends from net investment income	(.12)	(.14)	(.05)	(.14)	(.14)
Dividends from net realized gain on investments	(5.30)	(2.69)	(3.79)	(.76)	(.83)
Total Distributions	(5.42)	(2.83)	(3.84)	(.90)	(.97)
Net asset value, end of period	15.37	18.02	26.96	24.31	20.60
Total Return (%)[b]	16.58	(23.70)	27.39	23.38	29.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.06	1.03	1.07	1.09
Ratio of net expenses to average net assets	1.00	1.03	1.03	1.07	1.09
Ratio of net investment income to average net assets	.62	.64	.21	.50	.64
Portfolio Turnover Rate	70.46	61.24	35.32	30.72	50.52
Net Assets, end of period ($ x 1,000)	15,517	16,904	28,372	23,680	4,769

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.94	26.87	24.39	20.73	16.85
Investment Operations:
Net investment (loss)[a]	(.02)	(.05)	(.16)	(.07)	(.03)
Net realized and unrealized gain (loss) on investments	2.63	(6.19)	6.43	4.51	4.74
Total from Investment Operations	2.61	(6.24)	6.27	4.44	4.71
Distributions:
Dividends from net investment income	-	-	-	(.02)	-
Dividends from net realized gain on investments	(5.30)	(2.69)	(3.79)	(.76)	(.83)
Total Distributions	(5.30)	(2.69)	(3.79)	(.78)	(.83)
Net asset value, end of period	15.25	17.94	26.87	24.39	20.73
Total Return (%)[b]	15.68	(24.29)	26.38	22.41	28.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12	1.93	1.83	1.96	2.11
Ratio of net expenses to average net assets	1.75	1.82	1.83	1.90	1.90
Ratio of net investment (loss) to average net assets	(.14)	(.25)	(.58)	(.34)	(.18)
Portfolio Turnover Rate	70.46	61.24	35.32	30.72	50.52
Net Assets, end of period ($ x 1,000)	397	371	1,236	1,435	248

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.71	29.19	26.05	21.96	17.78
Investment Operations:
Net investment income[a]	.17	.21	.14	.18	.19
Net realized and unrealized gain (loss) on investments	2.93	(6.79)	6.92	4.84	5.03
Total from Investment Operations	3.10	(6.58)	7.06	5.02	5.22
Distributions:
Dividends from net investment income	(.19)	(.21)	(.13)	(.17)	(.21)
Dividends from net realized gain on investments	(5.30)	(2.69)	(3.79)	(.76)	(.83)
Total Distributions	(5.49)	(2.90)	(3.92)	(.93)	(1.04)
Net asset value, end of period	17.32	19.71	29.19	26.05	21.96
Total Return (%)	16.89	(23.50)	27.76	23.83	29.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.77	.76	.78	.78
Ratio of net expenses to average net assets	.75	.76	.76	.78	.78
Ratio of net investment income to average net assets	.87	.92	.49	.83	.95
Portfolio Turnover Rate	70.46	61.24	35.32	30.72	50.52
Net Assets, end of period ($ x 1,000)	68,136	73,773	105,705	88,881	57,581

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.66	29.12	26.01	21.94	17.76
Investment Operations:
Net investment income[a]	.18	.21	.15	.19	.20
Net realized and unrealized gain (loss) on investments	2.91	(6.76)	6.89	4.82	5.03
Total from Investment Operations	3.09	(6.55)	7.04	5.01	5.23
Distributions:
Dividends from net investment income	(.20)	(.22)	(.14)	(.18)	(.22)
Dividends from net realized gain on investments	(5.30)	(2.69)	(3.79)	(.76)	(.83)
Total Distributions	(5.50)	(2.91)	(3.93)	(.94)	(1.05)
Net asset value, end of period	17.25	19.66	29.12	26.01	21.94
Total Return (%)	16.85	(23.45)	27.73	23.83	29.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.75	.74	.75	.75
Ratio of net expenses to average net assets	.75	.75	.74	.75	.75
Ratio of net investment income to average net assets	.88	.92	.51	.86	.98
Portfolio Turnover Rate	70.46	61.24	35.32	30.72	50.52
Net Assets, end of period ($ x 1,000)	249,637	456,591	786,208	736,787	587,949

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective October 23, 2023, the adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), to serve as the fund’s sub-adviser.

Additonally, effective October 23, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	326,698,425	-	-	326,698,425
Investment Companies	9,887,879	-	-	9,887,879

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

NOTES TO FINANCIAL STATEMENTS (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31,

2023, BNY Mellon earned $406 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	3,018,354		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	3,018,354		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(3,018,354)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the

NOTES TO FINANCIAL STATEMENTS (continued)

extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,830,994, undistributed capital gains $31,080,430 and unrealized appreciation $86,485,894.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $4,616,080 and $6,075,231, and long-term capital gains $106,817,179 and $80,815,246, respectively.

During the period ended December 31, 2023, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $25,517,268 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended December 31, 2023, the fund was charged $22,423 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2023 was approximately $372,329 with a related weighted average annualized interest rate of 6.02%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from January 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $111,298 during the period ended December 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser providing investment advisory assistance and research and the day-to-day management of the fund’s assets. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions

NOTES TO FINANCIAL STATEMENTS (continued)

and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended December 31, 2023, the Distributor retained $221 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2023, Class C shares were charged $2,929 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2023, Class A and Class C shares were charged $41,955 and $976, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the

Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $18,153 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $17,284.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $22,140 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $23,509 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $219,730, Distribution Plan fees of $260, Shareholder Services Plan fees of $3,502, Custodian fees of $13,792, Chief Compliance Officer fees of $6,414 and Transfer Agent fees of $2,996, which are offset against an expense reimbursement currently in effect in the amount of $12,571.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2023, amounted to $327,643,556 and $614,244,184, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $250,100,410; accordingly, accumulated net unrealized appreciation on investments was $86,485,894, consisting of $93,011,924 gross unrealized appreciation and $6,526,030 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Large Cap Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc. (the “Company”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 22, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones or its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures (Effective January 1, 2024, this waiver will be revised as follows: shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with

ADDITIONAL INFORMATION (Unaudited) (continued)

proceeds from liquidations in a non-retirement account (i.e., Right of Reinstatement) (Effective January 1, 2024, this waiver will be revised as follows: shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• Effective January 1, 2024: purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

ADDITIONAL INFORMATION (Unaudited) (continued)

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 89.64% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2023, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,462,444 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $1.2978 per share as a long-term capital gain distribution paid on March 30, 2023 and $3.954 per share as a long-term capital gain distribution and $.0432 per share as a short-term capital gain distribution paid on December 18, 2023.

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	77,782,677	85,728
Michael D. DiLecce	77,688,219	180,185
Gina D. France	77,755,823	112,582
Joan L. Gulley	77,756,290	112,115
Nathan Leventhal	77,669,548	198,856

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

Additionally, a special meeting of the fund’s shareholders was held on October 12, 2023. The proposals considered at the meeting and the results were as follows:

	Shares
	For	Against	Withheld
To approve a Sub-Investment Advisory Agreement between the Adviser, on behalf of the fund, and NIMNA.	19,130,898	40,962	54,530
To approve the implementation of a “manager of managers” arrangement whereby the Adviser, subject to certain conditions, would be able to hire and replace sub-investment advisers to the fund without obtaining shareholder approval.	18,967,398	193,817	65,174

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on July 25, 2023 (the “July Meeting”), the Board appointed Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”), an affiliate of the Adviser, as the fund’s sub-investment adviser; approved a new sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and NIMNA, subject to shareholder approval, pursuant to which NIMNA will serve as the fund’s sub-investment adviser and provide day-to-day management of the fund’s investments; and agreed to recommend that shareholders of the fund approve the Sub-Advisory Agreement at a shareholder meeting to be held on October 12, 2023. The Sub-Advisory Agreement was approved by fund shareholders on October 12, 2023, effective as of October 23, 2023 (the “Effective Date”).

At the July Meeting, the Adviser recommended the appointment of NIMNA to serve as the fund’s sub-investment adviser. The Adviser’s recommendation of the appointment NIMNA was based on, among other information, the Adviser’s review of NIMNA’s investment advisory services and its desire to leverage the investment expertise of NIMNA by transitioning the day-to-day management of the fund to NIMNA. In the opinion of the Adviser, the appointment of NIMNA to serve as the fund’s sub-adviser would be in the best interests of the fund’s shareholders.

At the July Meeting, the Board members, none of whom are “interested persons” (as defined in the 1940 Act) of the fund (“Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and NIMNA. In determining whether to approve the Sub-Advisory Agreement, the Board considered material prepared by the Adviser and NIMNA and other information received in advance of the July Meeting, which included: (i) a copy of a form of the Sub-Advisory Agreement; (ii) information regarding the process by which the Adviser selected and recommended NIMNA for Board approval; (iii) information regarding the nature, extent and quality of the services NIMNA would provide to the fund; (iv) information regarding NIMNA’s reputation, investment management business, personnel and operations; (v) information regarding the portfolio transaction costs and tax impact of the sale of portfolio securities in connection with implementing NIMNA’s proposed investment strategy for the fund; (vi) information regarding NIMNA’s brokerage and trading policies and practices; (vii) information regarding the level of sub-investment advisory fee to be charged by NIMNA; (viii) fee information for other investment products managed by NIMNA with investment mandates similar to the fund’s proposed investment mandate; (ix) information regarding NIMNA’s historical performance returns managing investment mandates similar to the fund’s proposed investment mandate, with such performance compared to relevant unmanaged indices; and (x) information regarding NIMNA’s compliance program. The Board also considered the substance of discussions with representatives of the Adviser and NIMNA at the July Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In voting to approve the Sub-Advisory Agreement, the Board considered whether the approval of the Sub-Advisory Agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Directors were represented by legal counsel that is independent of the Adviser and NIMNA in connection with their consideration of approval of the Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Directors in executive session during which such independent legal counsel provided guidance and a written description to the Independent Directors of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Directors, approved for the fund the Sub-Advisory Agreement, subject to shareholder approval. The Sub-Advisory Agreement was approved by fund shareholders, effective as of the Effective Date, and will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the first quarter of 2024.

Nature, Extent and Quality of Services to be Provided under the Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by NIMNA to the fund under the Sub-Advisory Agreement, the Board considered: (i) NIMNA’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) NIMNA’s expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) NIMNA’s proposed investment strategy for the fund; and (iv) NIMNA’s compliance program. The Board specifically took into account NIMNA’s investment strategy, process and approach and research resources and capabilities. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement. The Board also considered the review process undertaken by the Adviser, and the Adviser’s favorable assessment of the nature, extent and quality of the sub-investment advisory services expected to be provided to the fund by NIMNA. The Board concluded that the fund will benefit from the quality and experience of NIMNA’s investment professionals, including the proposed primary portfolio managers for the fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIMNA were adequate and appropriate in light of NIMNA’s experience in managing equity assets, NIMNA’s portfolio management and research resources to be applied in managing the fund’s portfolio, and the Adviser’s recommendation to engage NIMNA, and supported a decision to approve the Sub-Advisory Agreement.

Investment Performance of NIMNA. Because NIMNA would be a new sub-investment adviser for the fund, the Board could not consider NIMNA’s investment performance in managing the fund as a factor in evaluating the Sub-Advisory Agreement during the July Meeting. However, the Board did review NIMNA’s historical performance record in managing other portfolios that use an investment strategy, process and approach that are comparable to those proposed for the fund. The Board also discussed with representatives of the Adviser and NIMNA the investment strategies proposed to be

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

employed by NIMNA in managing the fund’s assets. The Board noted NIMNA’s reputation and experience, each portfolio manager’s experience in selecting securities, and the Adviser’s experience and reputation in selecting, evaluating, and overseeing investment managers. Based on these factors, the Board supported a decision to approve the Sub-Advisory Agreement.

Costs of Services to be Provided. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser, and not the fund, and, thus, would not impact the fees paid by the fund. The Board considered the proposed fee payable to NIMNA under the Sub-Advisory Agreement in relation to the fee paid to the Adviser by the fund and the respective services to be provided by NIMNA and the Adviser. The Board concluded that the proposed fee payable by the Adviser to NIMNA as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized. The Board recognized that, because NIMNA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, considerations of profitability and economies of scale with respect to NIMNA were not relevant to the Board’s determination to approve the Sub-Advisory Agreement.

Other Benefits to NIMNA. The Board also considered whether there were any ancillary benefits that may accrue to NIMNA as a result of NIMNA’s relationship with the fund The Board concluded that NIMNA may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that NIMNA was required to select brokers who met the fund’s requirements for seeking best execution, and the Adviser will monitor and evaluate NIMNA’s trade execution with respect to fund brokerage transactions on a quarterly basis and provide reports to the Board on these matters. The Board concluded that the benefits that were expected to accrue to NIMNA by virtue of its relationship with the fund were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, approved, and recommended that shareholders of the fund approve, the Sub-Advisory Agreement for the fund.

**********

At the July Meeting, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund, subject to shareholder approval of the Sub-Advisory Agreement. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the July Meeting, the Adviser and NIMNA recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of NIMNA and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others, and subject to shareholder approval of the Sub-Advisory Agreement: (i) approval of the SSIA Agreement would permit NIMNA, as the fund’s sub-investment adviser, to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fees payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement.

In determining whether to approve the SSIA Agreement, the Board considered materials prepared by the Adviser and NIMNA received in advance of the July Meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the NIMNA Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; and (iii) information regarding NIM’s compliance program. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIMNA having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. Because NIMNA would be a new sub-investment adviser for the fund, the Board could not consider NIMNA’s investment performance in managing the fund as a factor in evaluating the proposed use of the Investment Advisory Services pursuant to the SSIA Agreement.

Costs of Services to be Provided. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the proposed contractual sub-investment advisory fee payable by the Adviser to NIMNA, and determined that the fees payable were reasonable and appropriate. The Board noted

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fees payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement.

Profitability and Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the sub-investment advisory fees payable by the Adviser to the Sub-Adviser pursuant to the Sub-Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, considerations of profitability and economies of scale with respect to the proposed delegation arrangement were not relevant to the Board’s determination to approve the SSIA Agreement.

The Board also considered whether there were any ancillary benefits that would accrue to NIMNA and NIM as a result of their relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund, subject to shareholder approval of the Sub-Advisory Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6535AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Gina D. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,550 in 2022 and $36,261 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,229 in 2022 and $7,369 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2022 and $6,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $440 in 2022 and $475 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,803,830 in 2022 and $1,865,667 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)